*** INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

PURCHASE AGREEMENT NUMBER PA-03600

(Contract Reference No. 11SIES2008US)

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Relating to Boeing Model 777-200F Aircraft

GUN-PA-03600

PA Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

TABLE OF CONTENTS

ARTICLES

Article 1	Quantity, Model and Description
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment
Article 5	Additional Terms

TABLE

1	Aircraft Information Table

EXHIBIT

A	Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

GUN-PA-03600

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BOEING PROPRIETARY

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LETTER AGREEMENTS

LA-1003168	EULA Special Matters
LA-1003169	Liquidated Damages – Non-Excusable Delay
LA-1003170	Aircraft Performance Guarantees
LA-1003171	Spare Parts Initial Provisioning
LA-1003187	Boeing Purchase of Buyer Furnished Equipment
LA-1003214	Special Matters
LA-1003261	Special Escalation Program
LA-MTE-1646	Government Approval
LA-MTE-1647	Board of Directors Approval
LA-MTE-1648	Shareholder Approval
LA-MTE-1651	Clarifications and Understandings
LA-MTE-1653	Special Provisions Relating to Payment Matters and Government Approval

GUN-PA-03600

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BOEING PROPRIETARY

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Purchase Agreement No. PA-03600

between

The Boeing Company

and

China Southern Airlines Company Limited

with

China Southern Airlines Group Import and Export Trading Corp., Ltd.

as Consenting Party

This Purchase Agreement No. PA-03600 between The Boeing Company, a Delaware corporation, (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd as consenting party (**Consenting Party**), relating to the purchase and sale of Model 777-200F aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (**Purchase Agreement**) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 19, 2000 between Boeing and Consenting Party (formerly known as China Southern Airlines (Group) Import & Import Trading Corporation), identified as AGTA-GUN (**AGTA**). Boeing and Consenting Party consent and agree that Customer may utilize the AGTA for the Purchase Agreement, and Customer agrees to be bound by the terms and conditions of the AGTA. All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA, except that the term "Customer" in this Purchase Agreement shall mean "Buyer" in the AGTA.

1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-200F aircraft (**Aircraft**). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

GUN-PA-03600

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BOEING PROPRIETARY

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4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (**Deposit**).

4.2 The standard advance payment schedule for the Model 777-200F aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of one (1%) percent, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than twenty four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors, (vi) Deposit and (vii) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

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BOEING PROPRIETARY

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5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

May 31, 2011
Date

THE BOEING COMPANY

By [signature] Millie Edmonds

Its Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By [signature]

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By [signature]

Its President

GUN-PA-03600

PA Page 6

BOEING PROPRIETARY

[handwritten initials] Sean Ban

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

Table 1 To

Purchase Agreement No. PA-03600

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766800 Pounds	Detail Specification:	D019W007-D (2/19/2010)
Engine Model/Thrust:	GE90-110BIL	110100 Pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index(ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index(ICI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	***	***
				***	***	***	***
Jul-2013	1	***	***	***	***	***	***
Aug-2013	1	***	***	***	***	***	***
Jul-2014	1	***	***	***	***	***	***
Aug-2014	1	***	***	***	***	***	***
Jun-2015	1	***	***	***	***	***	***
Jul-2015	1	***	***	***	***	***	***
Total:	6

GUN-PA-03600 56603-1F.TXT	Boeing Proprietary	Page 1

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AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit A to Purchase Agreement Number PA-03600

GUN-PA-03600-EXA

EXA Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 777-200F AIRCRAFT

The Detail Specification is Boeing document number D019W00GUN7F-1, revision C, dated as of August 9, 2010. The Detail Specification provides further description of Customer's configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Customer's existing Boeing detail specification as amended to incorporate the optional features (**Options**) listed below, including the effects on Manufacturer's Empty Weight (**MEW**) and Operating Empty Weight (**OEW**). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

*** Following 4 Pages Omitted

GUN-PA-03600-EXA

EXA Page 2

BOEING PROPRIETARY

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AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit B to Purchase Agreement Number PA-03600

GUN-PA-03600-EXB

EXB Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 777-200F AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration

GUN-PA-03600-EXB

EXB Page 2

BOEING PROPRIETARY

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dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (**CBP**), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2. Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v) a complete ferry flight itinerary.

4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

GUN-PA-03600-EXB

EXB Page 3

BOEING PROPRIETARY

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4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 ***

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA approved program. Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval. A copy of the TSA waiver approval is to be provided by Customer to Boeing upon arrival of Customer's acceptance team at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (**eAPIS**). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer's acceptance team at the Boeing delivery center. Boeing will assist Customer, as needed, to fill out the eAPIS form.

GUN-PA-03600-EXB

EXB Page 4

BOEING PROPRIETARY

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ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03600

GUN-PA-03600-AE1

AE1 Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 777-200F AIRCRAFT

1. Formula.

***

GUN-PA-03600-AE1

AE1 Page 2

BOEING PROPRIETARY

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2. <u>Values to be Utilized in the Event of Unavailability</u>.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i) The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii) The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

GUN-PA-03600-AE1

AE1 Page 3

BOEING PROPRIETARY

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BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03600

GUN-PA-03600-BFE1

BFE1 Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-200F AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Avionics	***

2. On-dock Dates and Other Information.

On or before October 2012, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (**MBF**), through My Boeing Configuration (**MBC**). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Preliminary On-Dock Dates

	***	***
Avionics		

GUN-PA-03600-BFE1

BFE1 Page 2

BOEING PROPRIETARY

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3. Additional Delivery Requirements - Import.

Customer will be the "**importer of record**" (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer's BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer's BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the "International Shipment Routing Instructions", including the Customs Trade Partnership Against Terrorism (**C-TPAT**), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier. If Customer has questions about the "International Shipment Routing Instructions", Boeing will provide clarification as needed to Customer.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

GUN-PA-03600-BFE1

BFE1 Page 3

BOEING PROPRIETARY

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CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit CS1

to Purchase Agreement Number PA-03600

*** Following One Page Omitted

GUN-PA-03600-CS1

CS1 Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03600

GUN-PA-03600-EE1

EE1 Page 1

BOEING PROPRIETARY

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ENGINE ESCALATION
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 777-200F AIRCRAFT

1. ENGINE ESCALATION.

No separate engine escalation methodology is defined for the 777-200F Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from General Electric Company (**GE**) GE's guarantee that GE will extend directly to Customer GE's warranty, special guarantees and product support services (hereinafter collectively referred to as **Warranty**); subject, however, to Customer's acceptance of the conditions set forth in the Warranty.

In consideration for Boeing's having obtained GE's guarantee to provide the Warranty directly to the Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY GE EXTENDS DIRECTLY TO CUSTOMER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.

GUN-PA-03600-EE1

EE1 Page 2

BOEING PROPRIETARY

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SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03600

GUN-PA-03600-SLP1

SLP1 Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 777-200F AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03600.

1. Wing.

    (i) Upper and lower wing skins and stiffeners between the forward and rear wing spars.

    (ii) Wing spar webs, chords and stiffeners.

    (iii) Inspar wing ribs.

    (iv) Inspar splice plates and fittings.

    (v) Main landing gear support structure.

    (vi) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

    (vii) Wing-to-body structural attachments.

    (viii) Engine strut support fittings attached directly to wing primary structure.

    (ix) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

    (x) Leading edge device and trailing edge flap support system.

    (xi) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2. Body.

    (i) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

    (ii) Window and windshield structure but excluding the windows and windshields.

    (iii) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around

GUN-PA-03600-SLP1

SLP1 Page 2

BOEING PROPRIETARY

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the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(vi) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii) Forward and aft pressure bulkheads.

(viii) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x) Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(i) External skins between front and rear spars.

(ii) Front and rear spars including stiffeners.

(iii) Attachment fittings between vertical stabilizer and body.

(iv) Inspar ribs.

(v) Rudder hinges and supporting ribs, excluding bearings.

(vi) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii) Rudder internal, fixed attachment and actuator support structure.

4. Horizontal Stabilizer.

(i) External skins between front and rear spars.

(ii) Front and rear spars including splices and stiffeners.

(iii) Inspar ribs.

(iv) Stabilizer splice fittings and pivot and screw support structure.

(v) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi) Elevator internal, fixed attachment and actuator support structure.

GUN-PA-03600-SLP1

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BOEING PROPRIETARY

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(vii) Elevator hinges and supporting ribs, excluding bearings.

5. Engine Strut.

(i) Strut external surface skin and doublers and stiffeners.

(ii) Internal strut chords, frames and bulkheads.

(iii) Strut to wing fittings and diagonal brace.

(iv) Engine mount support fittings attached directly to strut structure.

(v) For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine-mounted support fittings.

6. Main Landing Gear.

(i) Outer cylinder.

(ii) Inner cylinder.

(iii) Upper and lower side strut, including spindles and universals.

(iv) Upper and lower drag strut, including spindles and universals.

(v) Orifice support tube.

(vi) Downlock links including spindles and universals.

(vii) Torsion links.

(viii) Bogie beam.

(ix) Axles.

(x) Steering crank arm.

(xi) Steering rod.

7. Nose Landing Gear.

(i) Outer cylinder.

(ii) Inner cylinder, including axles.

(iii) Orifice support tube.

(iv) Upper and lower drag strut, including lock links.

(v) Steering plates and steering collar.

(vi) Torsion links.

(vii) Actuator support beam and hanger.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

GUN-PA-03600-SLP1

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BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

BOEING

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03600-LA-1003168

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Special Matters relating to COTS Software and End User License Agreements

Reference: Purchase Agreement No. PA-03600 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-200F aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Recitals

1. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (**COTS Software**).

2. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (**EULA**), which covers the right to use the COTS Software. The EULAs also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

Agreement

1. At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULAs applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULAs.

2. Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULAs.

GUN-PA-03600-LA-1003168
EULA Special Matters

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BOEING PROPRIETARY

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3. In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULAs, including without limitation the re-licensing of the software to Customer's transferee and the flow down within such license of the further requirement that Customer's transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 31, 2011

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its President

GUN-PA-03600-LA-1003168
EULA Special Matters

BOEING PROPRIETARY

LA Page 2

*** Following 3 Pages Omitted
*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03600-LA-1003170

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Aircraft Performance Guarantees

Reference: Purchase Agreement No. PA-03600 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-200F aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer, and cannot be assigned in whole, or in part.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03600-LA-1003170
Aircraft Performance Guarantees LA Page 1
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

Very truly yours,

THE BOEING COMPANY

By Millie Edwards

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 31, 2011

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its President

GUN-PA-03600-LA-1003170
Aircraft Performance Guarantees

LA Page 2

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

Attachment to Letter Agreement
GUN-PA-03600-LA-1003170
GE90-110B1L Engines
Page 3

MODEL 777 FREIGHTER PERFORMANCE GUARANTEES

FOR CHINA SOUTHERN AIRLINES COMPANY LIMITED

SECTION **CONTENTS**

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	MANUFACTURER'S EMPTY WEIGHT
4	AIRCRAFT CONFIGURATION
5	GUARANTEE CONDITIONS
6	GUARANTEE COMPLIANCE
7	EXCLUSIVE GUARANTEES

GUN-PA-03600-LA-1003170
Aircraft Performance Guarantees
AERO-B-BBA4-M11-0051

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BOEING PROPRIETARY

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Attachment to Letter Agreement
GUN-PA-03600-LA-1003170
GE90-110B1L Engines
Page 4

1 AIRCRAFT MODEL APPLICABILITY

***

2 FLIGHT PERFORMANCE

***

.

3 MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019W007GUN7F-1 plus one and one half percent.

4 AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision C of Detail Specification D019W007GUN7F-1 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

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Aircraft Performance Guarantees
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BOEING PROPRIETARY

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Attachment to Letter Agreement
GUN-PA-03600-LA-1003170
GE90-110B1L Engines
Page 5

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5 GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 777-200LR Certification Basis regulations specified in the Type Certificate Data Sheet T00001SE, dated February 2, 2006.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5 The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 9,100 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

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Aircraft Performance Guarantees
AERO-B-BBA4-M11-0051

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BOEING PROPRIETARY

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Attachment to Letter Agreement
GUN-PA-03600-LA-1003170
GE90-110B1L Engines
Page 6

5.6 The cruise range guarantee is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

5.7 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6 GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the takeoff and landing guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 777F.

6.3 Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7 EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

GUN-PA-03600-LA-1003170
Aircraft Performance Guarantees
AERO-B-BBA4-M11-0051

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BOEING PROPRIETARY

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BOEING

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03600-LA-1003171

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Spare Parts Initial Provisioning

Reference: a) Purchase Agreement No. 03600 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-200F aircraft (**Aircraft**)

b) Customer Services General Terms Agreement No. GUN-1B (**CSGTA**) between Boeing and Customer

This letter agreement (**Letter Agreement**) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for "Aircraft" which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer's successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1. <u>Definitions</u>.

1.1 **Provisioning Data** means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (**RSPL**), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2 **Provisioning Items** means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (**GSE**), quick engine change (**QEC**) kits engines and engine parts.

1.3 **Provisioning Products Guide** means the Boeing Manual D6-81834 entitled "**Spares Provisioning Products Guide**".

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2. Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about *** prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting, as applicable, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is ***, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about *** after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately *** following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4 Buyer Furnished Equipment (**BFE**) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3. Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools.

3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for *** from the date the price is first quoted to Customer in the Provisioning Data.

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BOEING

3.2.2 Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers or Engine Spare Parts will be one hundred twelve percent (112%) of the supplier's list price for such items.

3.3 QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (**QEC**) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4. Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5. Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from

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BOEING PROPRIETARY

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Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6. Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. ***

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.

6.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (**MRA**) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to *** of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's *** handling charge. Boeing will pay the repurchase price by issuing a

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BOEING PROPRIETARY

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BOEING

credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7. Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8. Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within *** after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9. Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

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10. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 31, 2011

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its President

GUN-PA-03600-LA-1003171
Spare Parts Initial Provisioning

LA Page 6

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03600-LA-1003187

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Boeing Purchase of Buyer Furnished Equipment

Reference: Purchase Agreement No. PA-03600 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-200F aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (**BFE**) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1. Customer will deliver to Boeing a bill of sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (**BFE Bill of Sale**) immediately prior to delivery of the Aircraft.

2. The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be paid to Customer immediately after receipt by Boeing of the Aircraft Price balance and Aircraft delivery, at which time Boeing will deliver a bill of sale for the BFE to Customer at the time of payment in the form of Exhibit B to this Letter Agreement.

3. Customer will pay to Boeing the amount of any taxes, duties or other charges of whatever nature imposed by any United States, Federal, State or local taxing authority, or any taxing authority outside the United States required to be paid by Boeing as a result of any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

4. The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon demand.

5. Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way

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Boeing Purchase of BFE
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connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

6. Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7. Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8. For the purposes of this Letter Agreement, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

Very truly yours,

THE BOEING COMPANY

By Millie Edwards

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 31, 2011

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its President

GUN-PA-03600-LA-1003187
Boeing Purchase of BFE

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BOEING PROPRIETARY

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BOEING

Exhibit A

<u>FULL WARRANTY BILL OF SALE</u>

China Southern Airlines Company Limited (**Seller**) in consideration of the promise of The Boeing Company (**Buyer**) to pay to Seller ________ U.S. Dollars ($____) hereby sells to Buyer the goods described in the Schedule of Equipment attached hereto (**BFE**). Such payment by Buyer will be made immediately after delivery to Seller of and payment for the Aircraft bearing Manufacturer's Serial No. _____ on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Full Warranty Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A. EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By: ______________________________

Date: ______________________________

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

THE BOEING COMPANY

By: ______________________________

GUN-PA-03600-LA-1003187
Boeing Purchase of BFE
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BOEING PROPRIETARY

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SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 777-200F Aircraft bearing

Manufacturer's Serial No. _______

Document PED

Issued

Revision of _____

GUN-PA-03600-LA-1003187
Boeing Purchase of BFE

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BOEING PROPRIETARY

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BOEING

Exhibit B

BOEING BILL OF SALE

The Boeing Company (**Seller**) in consideration of the sum of $1.00 and other valuable consideration hereby sells to China Southern Airlines Company Limited (**Buyer**) the goods described in the Schedule of Equipment attached hereto (**BFE**).

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Boeing Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

THE BOEING COMPANY

By: ____________________________________

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By: ____________________________________

Date: ____________________________________

GUN-PA-03600-LA-1003187
Boeing Purchase of BFE
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BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 777-200F Aircraft bearing

Manufacturer's Serial No. _____

Document PED

Issued

Revision of ______

GUN-PA-03600-LA-1003187
Boeing Purchase of BFE

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BOEING PROPRIETARY

*** Following 11 Pages Omitted
*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03600-MTE-1647

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Board of Directors Approval

Reference: Purchase Agreement No. PA-03600 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-200F aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Board of Directors Approval.

Customer requires the approval of the Board of Directors of China Southern Airlines Company Limited prior to entering into the Purchase Agreement. Customer's and China Southern Airlines Group Import and Export trading Corp. Ltd.'s signatures on this Letter Agreement are acknowledgement that Customer has obtained such approvals.

GUN-PA-03600-MTE-1647
Board Approval
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BOEING PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 31, 2011

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD

By

Its President

GUN-PA-03600-MTE-1647
Board Approval

BOEING PROPRIETARY

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*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-MTE-1648

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Shareholder Approval

Reference: Purchase Agreement No. PA-03600 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-200F aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Listing Matters.

Customer is a listed issuer of equity securities at the Stock Exchange of Hong Kong Limited (Stock Exchange). Under the governing rules of the Stock Exchange, Customer's purchase of the Aircraft is a transaction classified as a "very substantial acquisition". Such classification by the Stock Exchange requires Customer to comply with the following disclosure and shareholder approval requirements regarding the purchase of the Aircraft.

2. Shareholder Approval.

As required by the listing rules of the Stock Exchange, a very substantial acquisition transaction" must be approved by shareholders in a general meeting. Shareholder approval for the purchase by the Customer of the Aircraft will be obtained, following the process defined under the listing rules, as soon as practicable after the signing of this Letter Agreement. Customer agrees that it will advise Boeing of such approval when obtained by providing written or telegraphic notice on December 31, 2011, or as soon thereafter as practicable.

GUN-PA-03600-MTE-1648
Shareholder Approval

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BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 31, 2011

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its President

GUN-PA-03600-MTE-1648
Shareholder Approval

BOEING PROPRIETARY

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*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-MTE-1651

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Clarifications and Understandings

Reference: Purchase Agreement No. PA-03600 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-200F aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Clarifications and Understandings. The following clarifications and understandings pertain to the indicated provisions of the Purchase Agreement:

(a) Article 1. Quantity, Model and Description.

As a point of clarification, as set forth in the AGTA, the Aircraft are manufactured to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft, and the aircraft will obtain either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

The Civil Aviation Authority of China (CAAC) has indicated to the FAA that Boeing's manufacturing procedures meet the bi-lateral agreements between the responsible parties. The FAA uses FAR Part 25 to establish Type Certificate. Similarly, the CAAC uses its CCAR 25 for Type Certificate. CCAR 25 is not identical to the FAA, but the CAAC considers both to be sufficiently equivalent to recognize the FAA Type Certificate to be valid.

In the issuance of an Export Certificate of Airworthiness, the FAA complies with any additional CAAC requirements through the use of Advisory Circular 21-2 (AC 21-2). Such additional requirements are documented by the FAA in AC 21-2.

(b) Article 4. Payment.

Paragraph 4.2 refers to payments due on the "effective date" of the Purchase Agreement. Paragraph 4.3 refers to payments due "upon signing" of the Purchase Agreement. For the avoidance of doubt, the effective date of the Purchase Agreement is the day it is signed. Such date appears in the first sentence of the Purchase Agreement and again just above the signature blocks of the parties to the Purchase Agreement.

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Clarifications and Understandings LA Page 1
BOEING PROPRIETARY

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(c) Exhibit B, Aircraft Delivery Requirements and Responsibilities, Paragraph 4., Delivery Actions by Boeing.

Paragraph 4.1 Schedule of Inspections and 4.2 Schedule for Demonstration Flights identify parties that participate in such actions. The Civil Aviation Authority of China (CAAC) may also participate in these actions.

In addition to the fuel provided by Boeing pursuant to paragraph 4.4, Boeing assists its customers with certain unique services or accommodation items at no additional charge. If requested, Boeing provides oil and hydraulic fluid for the ferry flight. Also, if Customer does not load its own navigation database for ferry flight, Boeing will provide a limited-time use database for the ferry flight.

(d) Exhibit B. Paragraph 4.6 Delivery Papers, Documents and Data. Replace the first sentence in. with the following:

Boeing will have available at the time of delivery of the Aircrat certain delivery papers, documents and data for execution and delivery. Such documents may include, but not limited to the following:

1. Aircraft Bill of Sale
2. FAA Export Certificate of Airworthiness
3. Weight and Balance Supplement
4. Engine Brochure
5. Miscellaneous Delivery Record Brochure
6. Aircraft Readiness Log
7. Rigging Record Brochure
8. Auxiliary Power Unit Log
9. FAA Airworthiness Directive Compliance Record Status

(d) Supplemental Exhibit SLP1, Service Life Policy Components.

Customer is concerned that as the design of the Model 777-200F aircraft evolves, the listing of Covered Components for the Aircraft may change. The following represents Boeing's viewpoint on how to ease this concern:

Should a Boeing design change occur that impacts the Service Life Policy Components, Boeing will revise the listing of Covered Components as required, and provide such revised listing to Customer for incorporation into the Purchase Agreement.

2. AGTA Terms Revisions.

Letter Agreement 6-1165-CKR-1223 under Purchase Agreement 3107 will apply to Purchase Agreement 3600.

3. Confidential Treatment.

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Clarifications and Understandings LA Page 2
BOEING PROPRIETARY

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disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 31, 2011

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its President

GUN-PA-03600-MTE-1651
Clarifications and Understandings

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BOEING PROPRIETARY

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*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.